Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of PHANTOM ENTERTAINMENT, Inc. (F/K/A Infinium Labs, Inc.) (the “Company”) on Form 10-KSB/A (the “Report”) for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof, I, Greg Koler, Chief Executive Officer and Interim Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Greg Koler
Greg Koler Chief Executive Officer and Interim Chief Financial Officer September 26, 2006